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                                                                    EXHIBIT 10.5

                             AMENDMENT NUMBER ONE TO
                           FIRST BANCTRUST CORPORATION
                           DEFERRED COMPENSATION PLAN


         BY THIS AMENDMENT NUMBER ONE, the first First BancTrust Corporation Deferred Compensation Plan (the "Plan") is hereby amended as follows:

         Section 8(a) of the Plan is amended to renumber Section 8(a) as Section 8(a)(1) and to add as a new Section 8(a)(2) of the Plan the following:

         (a)(2): Notwithstanding the foregoing, the Company shall distribute all Restricted Stock Awards held in a Participant's Stock-Denominated Deferral Account only by delivery of such Restricted Stock Awards.

         IN WITNESS WHEREOF, this Amendment has been executed this 13th day of March 2003.

                                         FIRST BANCTRUST CORPORATION

                                 By: /s/ Terry J. Howard
                                     -------------------------------------------
                                         Terry J. Howard, President and
                                         Chief Executive Officer


                                 By: /s/ David W. Dick
                                     -------------------------------------------
                                         David W. Dick, Committee Chairperson

                                 By: /s/ Joseph R. Schroeder
                                     -------------------------------------------
                                         Joseph R. Schroeder, Committee


                                         FIRST BANCTRUST CORPORATION
                                         DEFERRED COMPENSATION
                                         PLAN


                                 By: /s/ Linda Shultz
                                     -------------------------------------------
                                         Linda Shultz
                                         First Bankers Trust Bank, N.A., Trustee